Public Service Enterprise Group PSEG Earnings Conference Call 1 st Quarter 2012 May 2, 2012 Exhibit 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved. The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2012 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer * * * * * * * *

Q1 Earnings Summary
$ millions (except EPS)
2012 2011
Operating Earnings
$  432   $  431
Reconciling Items, Net of Tax
61      31
Income from Continuing Operations
493    462
Discontinued Operations, Net of Tax
- 64
Net Income
493    526
EPS from Operating Earnings*
$   0.85 $   0.85
Quarter ended March 31
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q1 2012 Highlights
Operating Earnings of $0.85 vs. Q1 2011 of $0.85 per share
Results stronger than expected
Maintaining 2012 earnings guidance of $2.25 - $2.50 per share
A challenging environment; strong production from Nuclear; improved availability of CCGTs and Fossil’s control of O&M supported results
PSE&G earning its return; investments on track
Susquehanna-Roseland transmission line on track for October 2012 decision from National Park Service
Power on schedule to add 400 MW of new peaking capacity in
June at NJ and CT sites
Financial condition remains strong

2010 Operating Earnings* 2011 Operating Earnings* 2012 Guidance
$2.25 - $2.50E
PSEG – Maintaining 2012 Guidance
$3.12
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.74

PSEG 2012 Q1 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer * * * * * * * * *

Q1 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2012 2011 2012 2011
PSEG Power
$  196 $  267 $  0.39 $  0.53
PSE&G
197 163 0.39 0.32
PSEG Energy
Holdings/Enterprise
39 1 0.07 0.00
Operating Earnings*
$  432 $  431 $  0.85 $  0.85
Quarter ended March 31
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.85
.07
.07
(.14)
$0.85
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q1 2012 versus Q1 2011
Lower Pricing and
Lower Volume (.10)
Lower Capacity (.07)
Migration (.04)
O&M .04
Financing Costs .02
Misc. and Other .01
Transmission Formula
Rates .03
Other Investments .01
Weather (.02)
D&A (.01)
O&M (.01)
Taxes .06
Other .01
Q1 2012
Operating
Earnings*
Q1 2011
Operating
Earnings*
PSEG Power PSE&G Energy
Holdings/
Enterprise
Taxes .08
Lower Lease
Income (.01)
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power 2012 Q1 Review * * * * * * * * *

PSEG Power – Q1 2012 EPS Summary
$ millions (except EPS)
Q1 2012 Q1 2011 Variance
Operating Revenues
$  1,561 $  1,967 $  (406)
Operating Earnings
196 267 (71)
NDT Funds Related Activity,
Net of Tax
5 27 (22)
Mark-to-Market, Net of Tax**
52 4 48
Income from Continuing Operations
253 298 (45)
Discontinued Operations, Net of Tax
- 64 (64)
Net Income
253 362 (109)
EPS from Operating Earnings*
$  0.39 $  0.53 $  (0.14)
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
**Includes the financial impact from positions with forward delivery months.

$0.39
.06
(.21)
.01
$0.53
0.00
0.10
0.20
0.30
0.40
0.50
0.60
Lower Pricing  and
Lower Volume (.10)
Lower Capacity
(.07)
Migration (.04)
PSEG Power EPS Reconciliation – Q1 2012 versus Q1 2011
Q1 2012
Operating
Earnings*
Q1 2011
Operating
Earnings*
O&M .04
Financing
Costs .02
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Taxes and
Other

PSEG Power – Generation Measures
7,928
7,970
3,790
4,043
2,312
1,130
0
7,500
15,000
2011 2012
Quarter ended March 31
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage
PSEG Power – Generation (GWh)
14,030
13,143
Quarter ended March 31
PSEG Power – Capacity Factors (%)
2011 2012
Nuclear 99% 98%
Coal
NJ (Coal/Gas) 29% 2%
PA 83% 63%
CT 24% 2%
Combined Cycle
PJM and NY 53% 57%

PSEG Power – Fuel Costs
Quarter ended March 31
($ millions) 2011 2012
Coal 90 39
Oil & Gas 191 128
Total Fossil 281 167
Nuclear 46 50
Total Fuel Cost 327 217
Total Generation
(GWh)
14,030 13,143
$ / MWh 23.31 16.51
PSEG Power – Fuel Costs*
* Based on Operating Earnings.

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of March 31, 2012. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 25 34 34
Base Load % Hedged 100% 85-90% 35-40%
(Nuclear and Base Load Coal)
Price $/MWh $59 $53 $55
Volume TWh 15-16 18-20 19-21
Intermediate Coal, Combined % Hedged 20-25% 0 0
Cycle, Peaking
Price $/MWh $59
Volume TWh 40-41 52-54 53-55
Total % Hedged 70-75% 55-60% 20-25%
Price $/MWh $59 $53 $55
Apr-Dec
2012 2013 2014

$0
$25
$50
$75
2010 2011 2012
$55
$55
$46
PSEG Power – Gross Margin Performance
Margins declined with reduction in energy and capacity pricing
Migration volumes in line with expectations, margins influenced by warmer-than-normal weather
Output influenced by weather and compression in dark spreads
Regional Performance
Region
Q1 2012
Gross
Margin* ($M)
2012 Performance
PJM $579
Reduction in energy and capacity
pricing primary influence on margin.
Pricing was often set by low cost
gas in the East, with decline in
weather related demand and
outages affecting power prices.
New
England
$11
Performance influenced by
compression in dark spreads.
New York $10
CCGT performance benefits from
expansion in heat rates.
PSEG Power Gross Margin* ($/MWh)
Quarter ended
March 31
* Based on Operating Earnings.

PSEG Power – Q1 2012 Operating Highlights
Q1 Output down 6.3% on lower coal dispatch
Capacity factor for PS share of nuclear fleet at 98.2%
Combined cycle output up 8.3%; improvement in equivalent availability factor
O&M reductions at fossil stations in response to market price decline
Operations
Regulatory and Market Environment
Financial
2012 BGS auction priced at $83.88/MWh vs. $103.72/MWh for expiring contract
2012 anticipated coal and nuclear output hedged at average price of $59/MWh
Customer migration approximately 36% for the quarter
Power interest savings from debt retirements
Power’s total debt as a percentage of capital at March 31 was 33%

PSE&G 2012 Q1 Review * * * * * * * * *

PSE&G – Q1 Earnings Summary
$ millions (except EPS)
Q1 2012 Q1 2011 Variance
Operating Revenues
$  1,939 $  2,306 $  (367)
Operating Expenses
Energy Costs
1,002 1,366 (364)
Operation & Maintenance
376 368 8
Depreciation & Amortization
190 179 11
Taxes Other than Income Taxes
29 43 (14)
Total Operating Expenses
1,597 1,956 (359)
Operating Earnings / Net Income
197 163 34
EPS from Operating Earnings*
$  0.39 $  0.32 $  0.07
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.39
.06
(.03)
.04
$0.32
0.00
0.10
0.20
0.30
0.40
PSE&G EPS Reconciliation – Q1 2012 versus Q1 2011
Q1 2012
Operating
Earnings*
Q1 2011
Operating
Earnings*
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Transmission
Formula Rates
.03
Other
Investments .01
Taxes Weather (.02)
D&A (.01)
O&M (.01)
Other .01

PSE&G – Q1 Operating Highlights
NPS selected existing path as preferred route for S-R line; Final EIS October 2012
Awaiting BPU decision on construction of the North-Central Reliability Project
Annual transmission revenue increase of $94 million effective on January 1, 2012
PSE&G earned its authorized return
Capital cost for S-R line raised to $790 million from up to $750 million
Operations
Regulatory and Market Environment
Financial
Warmest Q1 on record since 1970
Heating degree days were 21% below normal and Q1 2011
O&M remains under control

PSEG Energy Holdings/Enterprise 2012 Q1 Review * * * * * * * * *

PSEG Energy Holdings/Enterprise – Q1 2012 Earnings
Summary
$ millions (except EPS)
Q1 2012 Q1 2011 Variance
Operating Earnings
$  39 $  1 38
Lease Related Activity
4 - 4
Net Income
43 1 42
EPS from Operating Earnings*
$  0.07 $  - $  0.07
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Energy Holdings/Enterprise EPS Reconciliation –
Q1 2012 versus Q1 2011
0.00
0.05
0.10
Q1 2012
Operating
Earnings*
Q1 2011
Operating
Earnings*
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Taxes .08
Lower Lease
Income (.01)
$0.00
.07
$0.07

PSEG Energy Holdings/Parent – Q1 Operating Highlights
Financial
Definitive agreement reached with the IRS that settles the tax treatment for challenged lease transactions (LILO/SILO) for
all tax years
Settlement reached with the IRS for all federal audit issues for tax years 1997-2006
10-year LIPA management services agreement begins January 2014
Expanded interest in solar with purchase of 25 MW facility for
$75 million

PSEG * * * * * * * * * * *

PSEG Financial Highlights
2012 operating earnings guidance of $2.25 - $2.50 per share
Guidance by operating company
Financial risk associated with LILO/SILO investments eliminated
Financial position strengthened
Dividend increase continues practice of returning cash to shareholders
Debt as a percentage of Capital remains strong at 39.8% at March 31
Renewed and extended $2.1 billion of credit facilities for 5-year period;
credit capacity of $4.3 billion
Funded planned $135 million 2012 contribution to pension and other post-retirement programs in Q1 2012

PSEG 2012 Operating Earnings Guidance -
PSEG 2012 Operating Earnings Guidance -
By Subsidiary
By Subsidiary
$ millions (except EPS)
2012E 2011A
PSEG Power
$575 – $665 $ 845
PSE&G
$530 – $560 $ 521
PSEG Energy
Holdings/Enterprise
$35 – $45   $ 23
Operating Earnings*
$1,140 – $1,270 $ 1,389
Earnings per Share
$ 2.25 – $ 2.50 $2.74
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of March 31, 2012
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $29 $571
5-Year Credit Facility (Power) Mar-17 $1,600 $78 $1,522
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral - Credit Suisse (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $12 $488
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,300 $4,081
$858
PSE&G ST Investment $0
Total Liquidity Available
$4,939
Total Parent / Power Liquidity $4,368
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A